UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )
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☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12

BENSON HILL, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! BENSON HILL, INC. 1001 NORTH WARSON ROAD ST. LOUIS, MO 63132 BENSON HILL, INC. 2023 Annual Meeting Vote by August 10, 2023 11:59 PM ET You invested in BENSON HILL, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on August 11, 2023. Vote Virtually at the Meeting* August 11, 2023 10:00 a.m. Central Time Virtually at: www.virtualshareholdermeeting.com/BHIL2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.2 For complete information and to vote, visit www.ProxyVote.com Control # V19718-P96326 Get informed before you vote View the Proxy Statement, Annual Report to Security Holders, and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 28, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V19719-P96326 1. Election of Directors Nominees: 1c. J. Stephan Dolezalek 1a. Adrienne Elsner 1d. Daniel Jacobi 1b. DeAnn Brunts 1e. David J. Lee 1f. Richard Mack 1g. Molly Montgomery 1h. Craig Rohr 1i. Linda Whitley-Taylor 2. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of Benson Hill, Inc. for the fiscal year ending December 31, 2023. NOTE: For any other matter properly coming before the Virtual Annual Meeting of Stockholders, the proxy will be voted at the discretion of the proxy holder. For For For For For For For For For For